                                                                       Exhibit 5

                                                  MERRILL LYNCH
    ANNUITIES                                     RETIREMENT PLUS(SM)                             APPLICATION FOR A
                                                                                                  VARIABLE ANNUITY

In this form, the terms you and your refer to the owner and the co-owner, if there is one. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to Merrill Lynch Life Insurance Company.

1 CONTRACT INFORMATION
  -----------------------------------------------------    -------------------------------------------------------------------------
  Merrill Lynch account number    State of purchase        What type of contract   [ ] Non-Qualified
                                                           are you applying for?   [ ] Individual Retirement Annuity (IRA)
  -----------------------------------------------------    (check only one)        [ ] Merrill Lynch Custodial Retirement Plan IRA
                                                                                   [ ] Merrill Lynch Custodial Roth IRA
                                                                                   [ ] 403(b) Transfer (Non-ERISA Assets)
                                                           -------------------------------------------------------------------------

2 OWNER INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Owner's name (first, middle initial, last)                                      [ ] Male       Birthdate  (m/d/y)
                                                                                  [ ] Female
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                        City                    State    Zip code       Social Security or Tax ID number

  ----------------------------------------------------------------------------------------------------------------------------------
  E-mail address                                               Telephone number                  FAX number

  ----------------------------------------------------------------------------------------------------------------------------------

3 CO-OWNER INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Co-Owner's name (first, middle initial, last)                                   [ ] Male       Birthdate  (m/d/y)
                                                                                  [ ] Female
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                        City                    State    Zip code       Social Security or Tax ID number

  ----------------------------------------------------------------------------------------------------------------------------------

4 ANNUITANT INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)                                         [ ] Male       Birthdate  (m/d/y)
                                                                                  [ ] Female
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                        City                    State    Zip code       Social Security or Tax ID number

  ----------------------------------------------------------------------------------------------------------------------------------

5 CO-ANNUITANT INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)                                         [ ] Male       Birthdate  (m/d/y)
                                                                                  [ ] Female
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                        City                    State    Zip code       Social Security or Tax ID number

  ----------------------------------------------------------------------------------------------------------------------------------

6 BENEFICIARY INFORMATION
  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary    Percent
                                                                                                              [ ] Contingent
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                   City                              State     Zip code

  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary    Percent
                                                                                                              [ ] Contingent
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                   City                              State     Zip code

  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary    Percent
                                                                                                              [ ] Contingent
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                   City                              State     Zip code

  ----------------------------------------------------------------------------------------------------------------------------------
  Full name (first, middle initial, last)  Relationship  Birthdate (m/d/y)  Social Security or Tax ID number  [ ] Primary    Percent
                                                                                                              [ ] Contingent
  ----------------------------------------------------------------------------------------------------------------------------------
  Address                                                                   City                              State     Zip code

  ----------------------------------------------------------------------------------------------------------------------------------

  If you need more space, use Section 19 or attach and sign a separate sheet.

7 INITIAL PREMIUM - The minimum initial premium is $5,000 for a nonqualified or 403(b) contract and $2,000 for an IRA contract.
  ----------------------------------------------------------------------------------------------------------------------------------
  Total initial premium                        Separate Account A                         Separate Account B (ML Reserve Assets)
  $                                            $                                          $
  ----------------------------------------------------------------------------------------------------------------------------------



[MERRILL LYNCH LOGO]
MERRILL LYNCH LIFE INSURANCE COMPANY
Little Rock, Arkansas

                                                                     Page 1 of 6
ML080                                                              (New 10/2002)

8 CONTRIBUTIONS FOR IRAs - Complete this section ONLY if you are purchasing an IRA contract which will not be held in a Merrill Lynch Custodial Retirement Plan. Please specify the premium amount by the tax year and type of contribution.

   ---------------------------------------------------------------------------------------------------------------------------------
   Current Tax Year                     Prior Tax Year                        Rollover Amount                     Transfer Amount
   $                                    $                                     $                                   $
   ---------------------------------------------------------------------------------------------------------------------------------

9  CURRENT INSURANCE INFORMATION - Do you have any existing life insurance or annuity contracts?     [ ] Yes          [ ] No
   If yes, for the following states the "Important Notice:  Replacement of Life Insurance or Annuities" must be completed:
   [CO, HI, IA, LA, MS, MT, NH or VT.]

   CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?

   [ ] Yes - Please provide details below.  Additional state requirements may apply and                [ ] No
       the appropriate replacement paperwork must be included with this application.

   ---------------------------------------------------------------------------------------------------------------------------------
   Company                                                     Contract number               Issue date (m/d/y)     Original premium
                                                                                                                    $
   ---------------------------------------------------------------------------------------------------------------------------------
   Company                                                     Contract number               Issue date (m/d/y)     Original premium
                                                                                                                    $
   ---------------------------------------------------------------------------------------------------------------------------------

   If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual. Non-qualified contracts cannot be combined with IRA or 403(b) contracts.

10 SEPARATE ACCOUNT A PREMIUM ALLOCATION - Choose up to [18] investment options.

                                               DOLLAR    AUTOMATIC                                             DOLLAR     AUTOMATIC
                                    INITIAL     COST     INVESTMENT                                 INITIAL     COST      INVESTMENT
   INVESTMENT OPTIONS               PREMIUM   AVERAGING   FEATURE     INVESTMENT OPTIONS            PREMIUM   AVERAGING    FEATURE
   ---------------------------------------------------------------------------------------------------------------------------------
   [ML Basic Value VI]                     %          %          %  [AIM VI Premier Equity]                %           %           %
   [ML Core Bond VI]                       %          %          %  [Alliance Premier Growth]              %           %           %
   [ML Domestic Money Mkt VI]              %     N/A             %  [Alliance Quasar]                      %           %           %
   [ML Focus Twenty VI]                    %          %          %  [Alliance Technology]                  %           %           %
   [ML Fundamental Growth VI]              %          %          %  [American Century VP Int'l]            %           %           %
   [ML Global Allocation VI]               %          %          %  [Davis Value]                          %           %           %
   [ML Global Growth VI]                   %          %          %  [JP Morgan Small-Cap Growth]           %           %           %
   [ML Government Bond VI]                 %          %          %  [Lord Abbett Mid-Cap Value]            %           %           %
   [ML High Current Income VI]             %          %          %  [Mercury Int'l Value VI]               %           %           %
   [ML Index 500 VI]                       %          %          %  [MFS Emerging Growth]                  %           %           %
   [ML Large Cap Core VI]                  %          %          %  [MFS Research]                         %           %           %
   [ML Large Cap Growth VI]                %          %          %  [PIMCO Small-Cap Value]                %           %           %
   [ML Large Cap Value VI]                 %          %          %  [PIMCO Total Return Port]              %           %           %
   [ML Small Cap Value VI]                 %          %          %  [Seligman Mid-Cap Growth]              %           %           %
   [AIM VI Cap Appreciation]               %          %          %
   ---------------------------------------------------------------------------------------------------------------------------------

   =================================================================================================================================
                                                                    Total                              100 %       100 %       100 %

11 DEATH BENEFIT - If you are under age 80, you must select one of the following options. The death benefit cannot be changed after the Contract has been issued. Please refer to the Prospectus for a description of the death benefits and any limitations that apply.

   [ ]  "Maximum Anniversary Value" Death Benefit.

   [ ]  "5% Rising Floor with 7th Anniversary Step-up" Death Benefit.

12 ESTATE ENHANCER - If you and any Co-Owner are not older than 75, would you like to elect the Estate Enhancer benefit?

   [ ] Yes - Election of this benefit is irrevocable. There is an additional annual fee for this benefit.

   [ ]  No - This benefit cannot be added after the Contract has been issued.

13 GUARANTEED MINIMUM INCOME BENEFIT (GMIB) - If you and any Co-Annuitant are not older than 75, would you like to select GMIB?

   [ ] Yes - Election of this benefit is irrevocable. There is an additional annual fee for this benefit.

   [ ]  No.

                                                                     Page 2 of 6
ML080                                                              (New 10/2002)

14 TELEPHONE AUTHORIZATION - If you elect telephone authorization, you are authorizing us to accept telephone instructions from you and the party(ies) you designate below to allocate premiums, make transfers among investment options, and to direct withdrawals to the Merrill Lynch account listed in
   Section 1. Electing telephone authorization does not give your Merrill Lynch Financial Advisor discretionary authority over this annuity or your Merrill Lynch account listed in Section 1. (If this contract is a 403(b) annuity, withdrawal requests must be made in writing.) You may elect, change or cancel telephone authorization at any time.

   ---------------------------------------------------------------------------------------------------------------------------------
   [ ] YES - you elect telephone authorization giving us permission to accept telephone instructions from you  [ ] NO - you do not
       and: (check all that apply)                                                                                 elect telephone
       [ ] Your present and future Merrill Lynch Financial Advisors and their authorized representative(s).        authorization.
       [ ] Other authorized person you designate below
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
   Full name (first, middle initial, last)                                                  Social Security or Tax ID Number

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                                                      City                                         State     Zip code

   ---------------------------------------------------------------------------------------------------------------------------------
   If you need more space, use Section 19 or attach and sign a separate sheet.

15 SYSTEMATIC WITHDRAWALS - Would you like to make systematic withdrawals?  [ ] YES - Please provide details below.    [ ] NO
   ---------------------------------------------------------------------------------------------------------------------------------
   Sep. Acct. A withdrawal amount (min. $100)   Sep. Acct. B withdrawal amount (min. $100)  Start date (m/d/y)    End date (m/d/y)
   $                                            $
   ---------------------------------------------------------------------------------------------------------------------------------
   Payment Frequency  [ ] Monthly      [ ] Semi-annually    Payment Destination   [ ] Your Merrill Lynch account listed in Section 1
                      [ ] Quarterly    [ ] Annually                               [ ] Your address listed in Section 2
   ---------------------------------------------------------------------------------------------------------------------------------

   Withdrawals may be taxable and if you are under age 59 1/2 you may also be subject to a 10% IRS tax penalty. If the contract is a 403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request Form.

   ---------------------------------------------------------------------------------------------------------------------------------
16 DOLLAR COST AVERAGING - Would you like to use this feature to reallocate your premium from ML Domestic Money Market to selected
   investment options each month?                      [ ] YES - Please provide details below and in Section 10.       [ ] NO
   ---------------------------------------------------------------------------------------------------------------------------------
   Amount to be transferred monthly (minimum $100)       Start date (m/d/y)              Number of transfers (minimum 3 months)
   $
   ---------------------------------------------------------------------------------------------------------------------------------

17 AUTOMATIC INVESTMENT FEATURE - Periodic premiums will be systematically debited from the Merrill Lynch account listed in
   Section 1. (Not available for 403(b) contracts.) Would you like to elect the Automatic Investment Feature?
                                                       [ ] YES - Please provide details below and in Section 10.       [ ] NO
   ---------------------------------------------------------------------------------------------------------------------------------
   Amount of periodic premium (minimum $100)           Separate Account A               Separate Account B (ML Reserve Assets)
   $                                                   $                                $
   ---------------------------------------------------------------------------------------------------------------------------------
   Frequency    [ ] Monthly     [ ] Semi-annually      Start date (m/d/y)               End date (m/d/y)
                [ ] Quarterly   [ ] Annually
   ---------------------------------------------------------------------------------------------------------------------------------

18 TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE. (The following disclosure is not applicable to 403(b) contracts.)
   Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

   IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX        [ ] No income tax to be withheld
   FROM YOUR WITHDRAWALS AT THE RATE OF 10%.
                                                          [ ] Income tax to be withheld  % (use whole percentages)


19 PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------

ML080                                                              (New 10/2002)

20 STATE ACKNOWLEDGEMENT. The following states require you to acknowledge the information below that pertains to your specific state. Check the appropriate box for your resident state, sign and date in Section 21.

 [ ] [ARKANSAS - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

 [ ] COLORADO - It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

 [ ] DISTRICT OF COLUMBIA - WARNING:  IT IS A CRIME TO PROVIDE FALSE OR
     MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

 [ ] HAWAII - For your protection, Hawaii law requires you to be informed that presenting a fraudulent claim for payment of a loss or benefit is a crime punishable by fines or imprisonment, or both.

 [ ] KENTUCKY - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

 [ ] LOUISIANA - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

 [ ] MAINE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

 [ ] NEW JERSEY - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

 [ ] NEW MEXICO - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

 [ ] OHIO - Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

 [ ] OKLAHOMA - WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

 [ ] PENNSYLVANIA - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

 [ ] TENNESSEE - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.]



                                                                     Page 4 of 6
ML080                                                              (New 10/2002)

21 YOUR SIGNATURE(S) VERIFIES THAT:

   - YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE AND TRUE TO THE BEST OF YOUR KNOWLEDGE.

   - YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUSES FOR THE CONTRACT AND UNDERLYING FUNDS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.

   - YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT AND THE CONTRACT'S CHARGES AND FEES. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAID, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.

   - YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT BUT WILL NOT BE LESS THAN THE GUARANTEED MINIMUM DEATH BENEFIT YOU HAVE CHOSEN. YOU UNDERSTAND THAT THE GUARANTEED MINIMUM DEATH BENEFIT YOU HAVE SELECTED CANNOT BE CHANGED AFTER THE CONTRACT IS ISSUED.

   - YOU UNDERSTAND THAT, IF THIS CONTRACT IS BEING PURCHASED AS A TAX QUALIFIED ANNUITY, TAX ADVANTAGES PROVIDED BY A VARIABLE ANNUITY (I.E. TAX-DEFERRAL) ARE ALREADY AVAILABLE WITH TAX QUALIFIED PLANS, INCLUDING IRAS, AND THAT YOU ARE PURCHASING THIS CONTRACT FOR THE FEATURES AND BENEFITS IT PROVIDES, SUCH AS A GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED ANNUITY OPTIONS.

   - IF THIS CONTRACT IS BEING PURCHASED AS A TAX QUALIFIED ANNUITY AND IF YOU ARE OVER AGE 70 1/2, YOU ACKNOWLEDGE THAT YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS FROM THIS CONTRACT TO SATISFY YOUR MINIMUM DISTRIBUTION REQUIREMENT.

   - YOU UNDERSTAND THAT ELECTION OF THE GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) IS IRREVOCABLE AND THAT AN ADDITIONAL ANNUAL FEE WILL BE CHARGED. YOU ALSO UNDERSTAND THAT GMIB DOES NOT GUARANTEE A CONTRACT VALUE, CASH VALUE, MINIMUM DEATH BENEFIT, OR MINIMUM INVESTMENT RETURN FOR ANY INVESTMENT OPTION. GMIB IS BASED ON CONSERVATIVE ANNUITY PAYOUT FACTORS AND SHOULD BE REGARDED AS A SAFETY NET ONLY.

   - YOU UNDERSTAND THAT, IF THIS IS A QUALIFIED CONTRACT AND IF YOU HAVE ELECTED THE GMIB RIDER, YOU MAY BE REQUIRED TO TAKE MINIMUM DISTRIBUTIONS BEFORE YOU ARE ABLE TO ANNUITIZE UNDER THE GMIB RIDER, AND THIS BENEFIT MAY NOT BE APPROPRIATE.

   - YOU AGREE TO HOLD US, OUR AFFILIATES, AGENTS AND EMPLOYEES HARMLESS FROM ANY LIABILITY RESULTING FROM ACTIONS TAKEN BASED UPON INSTRUCTIONS COMMUNICATED BY TELEPHONE PROVIDED WE ACT WITHIN OUR NORMAL SCOPE OF AUTHORITY AND UTILIZE REASONABLE PROCEDURES TO CONFIRM THAT SUCH INSTRUCTIONS ARE GENUINE.

   -----------------------------------------------------------------------------
   Under penalty of perjury you certify that:
   1. Your Social Security or Tax ID number or numbers indicated on page 1 are correct;
   2. You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service (IRS) that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding. (You are required to cross out this statement if you have been notified by the IRS that you are subject to backup withholding.); and
   3. You are a U.S. person (including a U.S. resident alien).
      The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
   -----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   Owner's signature                                 Date (m/d/y)      Co-Owner's signature                             Date (m/d/y)

   ---------------------------------------------------------------------------------------------------------------------------------
   Signed at (city and state)

   ---------------------------------------------------------------------------------------------------------------------------------
   Financial Advisor/Witness name (please print) - Kentucky only              Financial Advisor/Witness signature - Kentucky only

   ---------------------------------------------------------------------------------------------------------------------------------

22 Financial Advisor's Verification - The Financial Advisor selling this annuity must complete and sign.

   1.  Have current prospectuses for the contract and underlying funds been given to the client?      [ ] Yes        [ ] No
   2.  Does the client have any existing life insurance or annuity contracts?                         [ ] Yes        [ ] No
       If yes, for the following states the "Important Notice:  Replacement of Life Insurance or Annuities" must be completed:
       [CO, HI, IA, LA, MS, MT, NH or VT.]
   3.  Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such
       action likely to occur?                                                                        [ ] Yes        [ ] No
   4.  I hereby certify that only sales material approved by Merrill Lynch Life Insurance Company was used in this sale, and that
       copies of all sales material used in this sale were left with the applicant.                   [ ] Yes        [ ] No
   5.  Select one of the following commission choices.  If no option is selected, your commission will default to Option 1.
                                                                                                      [ ] Option 1   [ ] Option 2

   ---------------------------------------------------------------------------------------------------------------------------------
   Financial Advisor's name (please print)                                      Financial Advisor telephone number

   ---------------------------------------------------------------------------------------------------------------------------------
   Financial Advisor's signature                                                Date (m/d/y)           FA or Pool authorizing number

   ---------------------------------------------------------------------------------------------------------------------------------


                                                                     Page 5 of 6
ML080                                                              (New 10/2002)

AT YOUR SERVICE                      MERRILL LYNCH LIFE INSURANCE COMPANY
Our business hours are               SERVICE CENTER
8:30 a.m. to 6:00 p.m. Eastern
time, Monday through Friday.         OUR MAILING ADDRESS:                       OUR ADDRESS FOR OVERNIGHT MAIL:
                                     P. O. Box 44222                            4804 Deer Lake Drive East
Our automated voice response         Jacksonville, FL  32231-4222               Jacksonville, FL  32246
system is available 24 hours a
day, 7 days a week.                  OUR TELEPHONE NUMBER: 1-800-535-5549       OUR FAX NUMBER:   1-888-329-6544


                                                                     Page 6 of 6
ML080                                                              (New 10/2002)